SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2007

BodyTel Scientific, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

       000-51633                                      98-0461698

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(Commission File Number)                       (IRS Employer Identification No.)

2470 St.Rose Pkwy, Suite 304

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(Address of Principal Executive Offices)     (Zip Code)

(702) 448-5628

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(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

ITEM 4.01

Changes in Registrant’s Certifying Accountant.

On September 28, 2007, BodyTel Scientific Inc.(the “Registrant”) has terminated its principal independent accountants.  As discussed below, on September 28, 2007, Davis Accounting Group P.C. was terminated as the Registrant’s principal independent accountants, and on September 28, 2007, the Registrant retained Stark, Winter, Schenkein and Co., LLP as its new principal independent accountants.

The Termination of Davis Accounting Group P.C.

On September 28, 2007, Davis Accounting Group P.C.’s engagement as the Registrant’s principal independent accountants was terminated.  Such termination was recommended and approved by the Registrant’s Board of Directors.

The reports of Davis Accounting Group P.C. on the financial statements for the years ended February 28, 2007 and August 31, 2006 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph discussing the Company’s inability to continue as a going concern.  In addition, during the Registrant’s fiscal year ended February 28, 2007 and through September 28, 2007 there were no disagreements with Davis Accounting Group P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Davis Accounting Group P.C., would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  No reportable events as set forth in Item 304 (a)(1)(iv)(B) of Regulation S-B occurred within the Registrant’s fiscal year ended February 28, 2007 or through September 28, 2007.

The Registrant has provided Davis Accounting Group P.C. with a copy of this disclosure and has requested that Davis Accounting Group P.C. furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Davis Accounting Group P.C. addressed to the SEC dated October 3, 2007 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

We engaged Stark, Winter, Schenkein and Co., LLP, (“Stark”) as our new independent accountant on September 28, 2007. We did not consult with Stark prior to the date of engagement regarding the application of accounting principles, the type of audit opinion that might be rendered by it any other similar matter.  The decision to retain Stark was recommended and approved by the Registrant’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BodyTel Scientific Inc.

a Nevada corporation

                                          /s/  Stefan Schraps

            By:____________________________

                                             Stefan Schraps, President

DATED:  October 17, 2007